UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2014 (August 29, 2014)

HALLADOR ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Colorado	001-3473	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We completed the acquisition of Vectren Fuels, Inc. on August 29, 2014.  This Amendment No. 1 amends our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2014 to provide the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9:01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

a.	See Financial Statements in Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

a.	See Pro Forma Financial Information in Exhibit 99.2 hereto.

(d)	Exhibits

23.1 - Consent of Deloitte & Touche LLP

99.1 - Historical Financial Information of Vectren Fuels, Inc. and Subsidiaries

99.2 - Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2014	HALLADOR ENERGY COMPANY By: /s/ W. ANDERSON BISHOP W. Anderson Bishop, CFO